EXHIBIT 99.1


[CALIFORNIA WATER                                                       [CWT
  SERVICE GROUP                                                        LISTED
      LOGO]                                                           NYSE LOGO]

                                  NEWS RELEASE
                         CALIFORNIA WATER SERVICE GROUP


             1720 North First Street
             San Jose, CA 95112-4598                            October 27, 2004
                                                           For Immediate Release
Contact:     Richard D. Nye    (408) 367-8216 (analysts)
             Shannon Dean (310) 257-1435 (media)

                 CAL WATER ANNOUNCES THIRD QUARTER 2004 RESULTS;
               BOARD DECLARES 240TH CONSECUTIVE QUARTERLY DIVIDEND
--------------------------------------------------------------------------------

SAN JOSE, CA - California Water Service Group (NYSE : CWT) today announced net income of $10.8 million and earnings of $0.59 per share for the third quarter of 2004, compared to net income of $8.6 million and earnings of $0.53 per share in the third quarter of 2003.

         Revenue for the third quarter increased $8.9 million, or 10%, to $97.1 million. Rate increases added $9.9 million to revenue, while sales to new customers added $1.3 million. Partially offsetting these higher revenues was a 3%, or $2.3 million, decrease in sales to existing customers compared to the same period last year.

         Total operating expenses for the third quarter increased 9%, or $6.9 million. Water production costs increased 3% due to rate increases by wholesale water suppliers. Other operations expenses increased by 14%. For the quarter, the Company experienced unexpected cost increases from higher claims for health benefits and workers' compensation. Both of these programs are basically self insured with stop loss insurance coverage for extraordinary claims. In addition, costs increases were incurred to comply with the Sarbanes Oxley (SOX) requirements on internal controls. SOX costs have increased more than originally estimated. Areas of cost increases that were in line with internal expectations were depreciation and property taxes due to capital investments, and higher income taxes driven by the higher taxable income.

     "Our third quarter results were good. Although we had some unexpected cost increases for health benefits and workers' compensation claims, net income increased 26% over last year," said President and Chief Executive Officer Peter
C. Nelson.

     "Also, we are very pleased to announce that we have prevailed in our efforts to stop the City of Selma from taking over our Selma water system," Nelson said.

     At a public hearing on October 18, 2004, the Selma City Council voted unanimously to abandon efforts to acquire Cal Water's Selma system. Hundreds of customers made calls, signed petitions, wrote letters, and attended the public hearing to speak on the Company's behalf.

     The Company will also pay its 240th consecutive dividend. On October 27, 2004, Directors declared a dividend of $0.2825 on common stock. It is payable on November 19, 2004, to stockholders of record on November 8, 2004. The regular dividend on Series C preferred stock was also declared.

     Investors are invited to listen to the Company's analyst teleconference, which is scheduled for 4:00 p.m. EDT / 1:00 p.m. PDT on October 28, 2004. The call-in number is 1-866-244-4742 and the ID No. is 558049. A replay is available through January 26, 2005, by calling 1-888-266-2081 and entering pass code 558049.

     California Water Service Group is the parent company of California Water Service Company, Washington Water Service Company, New Mexico Water Service Company, Hawaii Water Service Company, Inc., and CWS Utility Services. Together these companies provide regulated and non-regulated water service to more than 2 million people in 100 California, Washington, New Mexico, and Hawaii communities. Group's common stock trades on the New York Stock Exchange under the symbol "CWT."

     This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the Company, the water utility industry and general economic conditions. Such words as expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include: governmental and regulatory commissions' decisions; changes in regulatory commissions' policies and procedures; the timeliness of regulatory commissions' actions concerning rate relief; new legislation; the ability to satisfy requirements related to the Sarbanes Oxley Act section 404 and other regulation on internal controls; electric power interruptions; increases in suppliers' prices and the availability of supplies including water and power; fluctuations in interest rates; changes in environmental compliance and water quality requirements; acquisitions and our ability to successfully integrate acquired companies; the ability to successfully implement business plans; changes in customer water use patterns; the impact of weather on water sales and operating results; access to sufficient capital on satisfactory terms; civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; the involvement of the United States in war or other hostilities; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph. The Company assumes no obligation to provide public updates of forward-looking statements.

     Additional    information    is    available    at   our   Web    site   at
www.calwatergroup.com.

     Attachments (3).

                                      ###

CALIFORNIA WATER SERVICE GROUP
CONDENSED CONSOLIDATED BALANCE SHEET
Unaudited
(In thousands, except per share data)                                                         September 30,             December 31,
                                                                                                  2004                     2003
                                                                                               -----------              -----------
ASSETS
Utility plant:
           Utility plant                                                                       $ 1,124,938              $ 1,078,975
           Less accumulated depreciation and amortization                                          337,766                  319,477
                                                                                               -----------              -----------
                   Net utility plant                                                               787,172                  759,498
                                                                                               -----------              -----------

Current assets:
           Cash and cash equivalents                                                                31,322                    2,856
           Customer receivables                                                                     23,950                   18,434
           Other receivables                                                                         4,881                    5,125
           Unbilled revenue                                                                         12,906                    8,522
           Materials and supplies                                                                    3,276                    2,957
           Taxes and other prepaid expenses                                                          5,458                    5,609
                                                                                               -----------              -----------
                   Total current assets                                                             81,793                   43,503
                                                                                               -----------              -----------

Regulatory assets                                                                                   55,398                   53,326
Other assets                                                                                        18,571                   16,708
                                                                                               -----------              -----------
                                                                                               $   942,934              $   873,035
                                                                                               ===========              ===========

CAPITALIZATION AND LIABILITIES
Capitalization:
           Common stock, $.01 par value                                                        $       183              $       169
           Additional paid-in capital                                                              130,647                   93,748
           Retained earnings                                                                       158,333                  150,908
           Accumulated other comprehensive loss                                                       (301)                    (301)
                                                                                               -----------              -----------
                   Total common stockholders' equity                                               288,862                  244,524
           Preferred stock                                                                           3,475                    3,475
           Long-term debt, less current maturities                                                 271,895                  272,226
                                                                                               -----------              -----------
                   Total capitalization                                                            564,232                  520,225
                                                                                               -----------              -----------

Current liabilities:
           Current maturities of long-term debt                                                        857                      904
           Short-term borrowings                                                                      --                      6,454
           Accounts payable                                                                         26,779                   23,776
           Accrued expenses and other liabilities                                                   37,373                   32,430
                                                                                               -----------              -----------
                   Total current liabilities                                                        65,009                   63,564


Unamortized investment tax credits                                                                   2,925                    2,925
Deferred income taxes                                                                               50,182                   38,005
Regulatory and other liabilities                                                                    37,967                   35,835
Advances for construction                                                                          129,008                  121,952
Contributions in aid of construction                                                                93,611                   90,529
Commitments and contingencies                                                                         --                       --
                                                                                               -----------              -----------
                                                                                               $   942,934              $   873,035
                                                                                               ===========              ===========

CALIFORNIA WATER SERVICE GROUP
CONDENSED CONSOLIDATED STATEMENT OF INCOME
Unaudited
(In thousands, except per share data)


For the three months ended:                                                                   September 30,            September 30,
                                                                                                  2004                    2003
                                                                                                --------                --------
Operating revenue                                                                               $ 97,104                $ 88,197
                                                                                                --------                --------
Operating expenses:
     Operations                                                                                   62,456                  58,398
     Maintenance                                                                                   3,640                   3,172
     Depreciation and amortization                                                                 6,518                   5,830
     Income taxes                                                                                  7,050                   5,587
     Property and other taxes                                                                      2,942                   2,691
                                                                                                --------                --------
        Total operating expenses                                                                  82,606                  75,678
                                                                                                --------                --------

        Net operating income                                                                      14,498                  12,519
                                                                                                --------                --------

Other income and expenses:
        Non-regulated income, net                                                                    650                     623
        Gain on sale of non-utility property                                                           6                      24
                                                                                                --------                --------
        Total other income and expenses                                                              656                     647
                                                                                                --------                --------

Interest expense:
     Interest expense                                                                              4,615                   4,879
     Less capitalized interest                                                                       250                     300
                                                                                                --------                --------
        Total interest expense                                                                     4,365                   4,579
                                                                                                --------                --------

Net income                                                                                       $10,789                 $ 8,587
                                                                                                ========                ========

Earnings per share
     Basic                                                                                       $  0.59                 $  0.53
                                                                                                ========                ========
     Diluted                                                                                     $  0.59                 $  0.53
                                                                                                ========                ========
Weighted average shares outstanding
     Basic                                                                                        18,345                  16,209
                                                                                                ========                ========
     Diluted                                                                                      18,360                  16,222
                                                                                                ========                ========
Dividends per share of common stock                                                             $0.28250                $0.28125
                                                                                                ========                ========

CALIFORNIA WATER SERVICE GROUP
CONDENSED CONSOLIDATED STATEMENT OF INCOME
Unaudited
(In thousands, except per share data)


For the nine months ended:                                                                   September 30,            September 30,
                                                                                                 2004                     2003
                                                                                               --------                 --------
Operating revenue                                                                              $246,189                 $207,502
                                                                                               --------                 --------
Operating expenses:
     Operations                                                                                 159,404                  141,851
     Maintenance                                                                                  9,853                    9,488
     Depreciation and amortization                                                               19,557                   17,428
     Income taxes                                                                                14,852                    8,348
     Property and other taxes                                                                     8,551                    7,694
                                                                                               --------                 --------
        Total operating expenses                                                                212,217                  184,809
                                                                                               --------                 --------

        Net operating income                                                                     33,972                   22,693
                                                                                               --------                 --------

Other income and expenses:
        Non-regulated income, net                                                                 1,773                    1,792
        Gain on sale of non-utility property                                                          7                    1,535
                                                                                               --------                 --------
        Total other income and expenses                                                           1,780                    3,327
                                                                                               --------                 --------

Interest expense:
     Interest expense                                                                            14,013                   14,826
     Less capitalized interest                                                                      550                    1,210
                                                                                               --------                 --------
        Total interest expense                                                                   13,463                   13,616
                                                                                               --------                 --------

Net income                                                                                     $ 22,289                 $ 12,404
                                                                                               ========                 ========
Earnings per share
     Basic                                                                                     $   1.27                 $   0.79
                                                                                               ========                 ========
     Diluted
                                                                                               $   1.27                 $   0.79
                                                                                               ========                 ========
Weighted average shares outstanding
     Basic                                                                                       17,418                   15,528
                                                                                               ========                 ========
     Diluted
                                                                                                 17,433                   15,539
                                                                                               ========                 ========
Dividends per share of common stock
                                                                                               $0.84750                 $0.84375
                                                                                               ========                 ========
